EXHIBIT 10.3


                                             STOCK PURCHASE CERTIFICATE (#) ____


                           STOCK PURCHASE CERTIFICATE

         THIS IS TO CERTIFY that Biopool International, Inc., a Delaware corporation (the "COMPANY"), has offered you (the "PURCHASER") the right to purchase Common Stock ($.001 par value) (the "Stock" or "Shares") of the Company under its 2000 Stock Incentive Plan (the "PLAN"), as follows:

Name of Purchaser:            __________________________________________________


Address of Purchaser:         __________________________________________________


                              __________________________________________________


Number of Shares:             __________________________________________________


Purchase Price:               $_________________________________________________


Offer Grant Date:             __________________________________________________


Offer Expiration Date:        __________________________________________________


Vesting Commencement Date:    __________________________________________________


Vesting Schedule:             __________________________________________________


     By your signature and the signature of the Company's representative below, you and the Company agree to be bound by all of the terms and conditions of the Stock Purchase Agreement, and which is attached hereto as Annex I and the Plan (both incorporated herein by this reference as if set forth in full in this document). By executing this Agreement, Purchaser hereby irrevocably elects to exercise the purchase rights granted pursuant to the Stock Purchase Agreement and to purchase ___ shares of Stock of Biopool International, Inc., and herewith encloses payment of $ _______ in payment of the purchase price of the shares being purchased.

PURCHASER:                                  BIOPOOL INTERNATIONAL, INC.

By:_________________________________        By: ________________________________

Print Name: ________________________        Its: _______________________________

                                    ANNEX I


THE STOCK GRANTED PURSUANT TO THIS AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


             BIOPOOL INTERNATIONAL, INC. 2000 STOCK INCENTIVE PLAN:
                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is made and entered into on the execution date of the Stock Purchase Certificate to which it is attached (the "Certificate"), by and between Biopool International, Inc., a Delaware corporation (the "Company"), and the officer, director, employee or consultant ("Purchaser") named in the Certificate.

     Pursuant to the Biopool International, Inc. 2000 Stock Incentive Plan (the "Plan"), the Administrator of the Plan has authorized the grant to Purchaser of the right to purchase shares of the Company's Common Stock ($.001 par value), upon the terms and subject to the conditions set forth in this Agreement and in the Plan.

                             SECTION 1: THE OFFER.

     1.1 OFFER OF THE STOCK. The company hereby offers to sell to purchaser the number of shares of stock set forth in the certificate at the price and subject to the restrictions set forth in this Agreement (the shares of stock which you purchase under this agreement are referred to as the "Stock" or "Shares").

     1.2 PURCHASE PRICE. The Purchase Price for the Stock is set forth in the Certificate.

     1.3 PAYMENT FOR THE STOCK. Purchaser may pay for the stock by delivering to the company the purchase price in the form of either (i) cash or a check or
(ii) your promissory note, in the form of the Promissory Note attached to this agreement as Exhibit "A." If Purchaser pays for the stock by delivery of the Promissory Note, Purchaser must also deliver to the company at the same time one executed copy of both the Security Agreement attached as Exhibit "B" and the Stock Assignment attached as Exhibit "C."

     1.4 EXPIRATION OF OFFER. This offer expires at 5:00 o'clock p.m. on the date set forth in the certificate.

                      SECTION 2: ACCEPTANCE OF THE OFFER.

     There is no obligation to exercise the rights granted to you under this Agreement, in whole or in part. Purchaser may purchase fewer shares than the number offered to Purchaser in this

Agreement. If Purchaser decides to accept the offer and purchase any shares offered, Purchaser must do the following:

     2.1 COMPLETE DOCUMENTS. Complete, sign and date one copy of the Certificate, and, if Purchaser is paying by delivery of a promissory note, one copy each of the attached Promissory Note, Security Agreement and Stock Assignment;

     2.2 SPOUSAL CONSENT. If Purchaser is married, Purchaser must have his or her spouse sign and date one copy of the attached Spousal Consent; and

     2.3 DELIVER TO COMPANY. Deliver to the Company on or before the time the offer expires, the signed copy of this Agreement, the Spousal Consent, and payment for the Stock, in cash, by check or by the Promissory Note. If Purchaser is paying for the stock by the Promissory Note, Purchaser must also deliver to the Company the executed copies of the Promissory Note, the Security Agreement and the Stock Assignment.

     Purchaser should retain a copy of all of the signed documents for his or her files, and if Purchaser does so, Purchaser should mark the retained copy of the Promissory Note "COPY." THE SIGNED PROMISSORY NOTE IS A NEGOTIABLE INSTRUMENT AND IS ENFORCEABLE AGAINST PURCHASER BY ANY HOLDER OF THE PROMISSORY NOTE, AND ANY ADDITIONAL SIGNED COPIES WHICH ARE NOT MARKED "COPY" MAY ALSO BE NEGOTIABLE INSTRUMENTS WHICH ARE ENFORCEABLE AGAINST PURCHASER BY THEIR HOLDER.

                     SECTION 3: RESTRICTIONS ON THE STOCK.

     3.1 RESTRICTIONS ON TRANSFER OF SHARES. Purchaser shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value (each a "Transfer") or otherwise agree to engage in any of the foregoing transactions with respect to any shares of Stock. The Company shall not be required to register any such Transfer and the Company may instruct its transfer agent not to register any such Transfer, unless and until all of the following events shall have occurred:

           3.1.1 The Company has declined to exercise the right of first refusal provided for in Section 5 hereof;

           3.1.2 The Shares are Transferred  pursuant to and in conformity with:
(i) (x) an effective registration statement filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Act") or (y) an exemption from registration under the Act; and
(ii) the securities laws of any state of the United States; and

           3.1.3 Purchaser has, prior to the Transfer of such Shares, and if requested by the Company, provided all relevant information to the Company's counsel so that upon the Company's request, the Company's counsel is able to deliver, and actually prepares and delivers to the Company a written opinion that the proposed Transfer is: (i) (x) pursuant to a registration statement which has been filed with the Commission and is then effective or (y) exempt from registration under the Act as then in effect, and the Rules and Regulations of the Commission thereunder; and (ii) is either qualified or registered under any applicable state securities laws, or exempt from such qualification or registration. The Company shall bear all reasonable costs of preparing such opinion.

     3.2 ADDITIONAL RESTRICTIONS ON TRANSFER OF NON-VESTED SHARES. Purchaser agrees, for himself or herself and for his or her heirs, successors and assigns, that Purchaser shall have no right or power under any circumstance to Transfer any interest in shares of the Stock which are "Non-Vested Shares," as determined by the schedule set forth in the Certificate, except to the Company. As used in this Agreement, "Vested Shares" means all shares of the Stock which Purchaser has the right to Transfer at a specified point in time and "Non-Vested Shares" means all shares of the Stock which Purchaser does not have the right to Transfer at a specified point in time. The Certificate sets forth the vesting schedule.

     3.3   COMPANY'S REPURCHASE RIGHT.

           3.3.1 SCOPE OF REPURCHASE RIGHT. Unless they have become vested, the Shares acquired under this Agreement initially shall be "Restricted Stock" and shall be subject to a right (but not an obligation) of repurchase by the Company (the "Repurchase Right"). The Purchaser shall not transfer, assign, encumber or otherwise dispose of any Restricted Stock, except as provided in the following sentence. The Purchaser may transfer Restricted Stock:

                 3.3.1.1   By   beneficiary   designation,   will  or  intestate
succession; or

                 3.3.1.2 To the Purchaser's "immediate family," as that term is defined in the Plan (together, "Transferee").

PROVIDED, HOWEVER, in either case the Transferee must agree in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Purchaser transfers any Restricted Stock, then this Section 3 will apply to the Transferee to the same extent as to the Purchaser.

           3.3.2 EXERCISE PERIOD. The Repurchase Right shall be exercisable only during the 90-day period following the later of the date when the Purchaser's service as an employee, outside director or consultant ("Service") terminates for any reason, with or without cause, including (without limitation) death or disability.

           3.3.3 NON APPLICABILITY AND LAPSE OF REPURCHASE RIGHT. The Repurchase Right shall lapse with respect to the Shares in accordance with the vesting schedule set forth in the Certificate. In addition, the Repurchase Right shall lapse and all of such Stock shall become vested if (i) a Change in Control occurs (as defined in the Plan) before the Purchaser's Service terminates and
(ii) the options are not assumed by, or Repurchase Right is not assigned to, the entity that employs the Participant immediately after the Change in Control or to its parent or subsidiary. The Repurchase Right shall not exist with respect to shares of Stock that have been registered under a then currently effective registration statement under applicable federal or state securities laws, or with respect to Stock that counsel for the Company determines need not, under applicable federal or state securities laws, have such restrictions.

           3.3.4 REPURCHASE PRICE. Following a termination of the Participant's Service, which does not result from the Company's termination of Service for Cause, the Repurchase Right shall be exercisable at a price equal to (i) the fair market value (determined in accordance with the Plan) of vested Stock and
(ii) the Purchase Price of unvested Stock. Following the termination of the Participant's Service for Cause, the Repurchase Right shall be exercisable as to both vested and unvested Shares at a price equal to the Purchase Price as set forth in the Certificate.

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

     3.4 RETENTION OF NON-VESTED SHARES. Purchaser shall immediately deliver to the Company each certificate representing Non-Vested Shares issued to Purchaser hereunder, or deemed to be issued to Purchaser hereunder, together with the collateral instruments of transfer executed in blank, to be held by the Company until such time as all shares represented by that certificate are Vested Shares and any indebtedness with respect to those shares has been paid in full; PROVIDED, HOWEVER, that if the Company holds a certificate representing Vested Shares and Non-Vested Shares, and any indebtedness with respect to the Vested Shares has been paid in full, upon Purchaser's request the Company will cause a certificate representing the Vested Shares to be delivered to Purchaser, but the Company will retain any certificate representing the Non-Vested Shares.

     3.5 NON-COMPLYING TRANSFERS. Every attempted Transfer of any shares of the Stock in violation of this Section 3 shall be null and void AB INITIO, and of no force or effect.

                   SECTION 4: LEGENDS ON STOCK CERTIFICATES.

     Purchaser   agrees  that  the   Company  may  place  on  each   certificate
representing Shares the following legend:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE ISSUER AND THE REGISTERED HOLDER OF THIS CERTIFICATE, WHICH AGREEMENT
     PROVIDES, AMONG OTHER THINGS, THAT THE ISSUER HAS A RIGHT TO REPURCHASE THE SECURITIES EVIDENCED BY THIS CERTIFICATE. A COPY OF THAT AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER."


                     SECTION 5: RIGHT OF FIRST REFUSAL.

     Purchaser agrees that Company shall have the right of first refusal ("First Refusal Right"), exercisable in connection with any proposed sale, hypothecation or other disposition of shares purchased by Purchaser pursuant to this Agreement; and in the event Purchaser desires to accept a bona fide third-party offer for any or all of such shares, the shares shall first be offered to the Company upon the same terms and conditions as are set forth in a bona fide offer. Notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Purchaser desires to transfer shares, the Company shall have no Right of First Refusal, and the Purchaser shall have no obligation to comply with the procedures prescribed by this Section 5.

                         SECTION 6: OBLIGATION TO SELL.

     Notwithstanding anything herein to the contrary, if at any time following Purchaser's acquisition of Shares hereunder, Shareholders of the Company owning 51% or more of the shares of the Company (on a fully diluted basis) (the "Control Sellers") enter into an agreement (including any agreement in principal) to transfer all of their shares to any person or group of persons who are not affiliated with the Control Sellers, such Control Sellers may require each Shareholder who is not a Control Seller (a "Non-Control Seller") to sell all of their shares to such person or group of persons at a

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

price and on terms and conditions the same as those on which such Control Sellers have agreed to sell their shares, other than terms and conditions relating to the performance or non-performance of services. For the purposes of the preceding sentence, an affiliate of a Control Seller is a person who controls, which is controlled by, or which is under common control with, the Control Seller.

                      SECTION 7: SHAREHOLDERS' AGREEMENT.

     Upon Purchaser's exercise of all or any portion of Purchaser's rights under this Agreement, the Company, in the exercise of its sole and absolute discretion, may require Purchaser to become a party to any agreement by and among the Company and all of its shareholders (a "Shareholders' Agreement") which exists on the date hereof or which may hereafter be entered into. If Purchaser becomes a party to a Shareholders' Agreement, the terms and conditions of such Shareholders' Agreement shall govern Purchaser's rights in and to any securities of the Company held by Purchaser; and if there is any conflict between the provisions of such Shareholders' Agreement and this Agreement, the provisions of such Shareholders' Agreement shall be controlling.

                 SECTION 8: WAIVER OF RIGHTS TO PURCHASE STOCK.

     By signing this Agreement, Purchaser acknowledges and agrees that neither the Company nor any other person or entity is under any obligation to sell or transfer to Purchaser any option or equity security of the Company, other than the shares of Stock subject to this Agreement and any other right or option to purchase Stock which was previously granted in writing to Purchaser by the Board (or a committee thereof). By signing this Agreement, except as provided in the immediately preceding sentence, Purchaser specifically waives all rights he or she may have had prior to the date of this Agreement to receive any option or equity security of the Company.

                         SECTION 9: INVESTMENT INTENT.

     Purchaser represents and agrees that if he or she purchases the Stock in whole or in part and if at the time of such purchase the Stock has not been registered under the Act, that he or she will acquire the Stock upon such purchase for the purpose of investment and not with a view to the distribution of such Stock and upon each purchase, he or she will furnish to the Company a written statement to such effect.

                        SECTION 10: GENERAL PROVISIONS.

     10.1 FURTHER ASSURANCES. Purchaser shall promptly take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Agreement. Any sale or transfer of the Stock to Purchaser by the Company shall be made free of any and all claims, encumbrances, liens and restrictions of every kind, other than those imposed by this Agreement.

     10.2 NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be given to the parties hereto as follows:

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

           10.2.1 If to the Company, to:

                           Biopool International, Inc.
                           6025 Nicolle St.
                           Ventura, CA 93003

           10.2.2 If to Purchaser, to the address set forth in the records of the Company.

           10.2.3 Any such notice request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage pre-paid, addressed as aforesaid, or (ii) if given by any other means, when delivered at the address specified in this Section 10.2.

     10.3 TRANSFER OF RIGHTS UNDER THIS AGREEMENT. The Company may at any time transfer and assign its rights and delegate its obligations under this Agreement to any other person, Company, firm or entity, including its officers, directors and shareholders, with or without consideration.

     10.4 PURCHASE RIGHTS NON TRANSFERABLE. Purchaser may not sell, transfer, assign or otherwise dispose of any rights hereunder except by will or the laws of descent and distribution and the rights hereunder may be exercised during the lifetime of Purchaser only by the Purchaser or by his or her guardian or legal representative.

     10.5 MARKET STAND-OFF. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Act, including the Company's initial public offering (a "Public Offering"), Purchaser shall not Transfer for value any shares of Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "Market Stand-Off"). In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period.

     10.6 ADJUSTMENT. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, an extraordinary dividend payable in a form other than stock, recapitalization, combination or reclassification, or a similar transaction affecting the Company's outstanding securities without receipt of consideration, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) distributed with respect to any Restricted Stock (or into which such Restricted Stock thereby become convertible) shall immediately be subject to the Repurchase Right; and (ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Stock and to the price per share to be paid upon the exercise of the Repurchase Right; PROVIDED, HOWEVER, that the aggregate purchase price payable for the Restricted Stock shall remain the same.

     10.7 SUCCESSORS AND ASSIGNS. Except to the extent this Agreement is specifically limited by the terms and provisions of this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successor, assigns, heirs and personal representatives.

     10.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, AS SUCH LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

     10.9 SEVERABILITY. Should any paragraph or any part of a paragraph within this Stock Purchase Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other paragraph or part of a paragraph in this Stock Purchase Agreement.

     10.10 ATTORNEYS' FEES. In the event that any action, suit or proceeding is instituted upon any breach of this Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "attorneys' fees" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

     10.11 THE PLAN. This Agreement is made pursuant to the Plan, and it is intended, and shall be interpreted in a manner, to comply herewith. Any provision of this Agreement inconsistent with the Plan shall be superseded and governed by the Plan.

     10.12 MISCELLANEOUS. Title and captions contained in this Agreement are inserted for convenience and reference only and do not constitute a part of this Agreement for any purpose.

                                 SPOUSAL CONSENT

     The undersigned spouse of __________________________ does hereby consent to the execution of the foregoing Agreement by _____________________, and the performance by him (or her) of his (or her) obligations thereunder.



DATED: ____________________                 ____________________________________
                                                         (Signature)

                                   EXHIBIT "A"
                                 PROMISSORY NOTE

$________________                                         Date:_______________

     FOR VALUE RECEIVED, the undersigned promises to pay to Biopool International, Inc., a Delaware corporation (the "Company"), the principal sum of $_______________ with interest from the date hereof on the unpaid principal balance at the rate of _______% per annum, compounded annually. Accrued but unpaid interest under this Note shall be due and payable annually on the date immediately preceding the anniversary of this Note, at the rate of ____% per annum, and the unpaid principal balance and any remaining accrued but unpaid interest shall be due and payable on _______________, _____.

     All sums paid hereunder shall be paid in lawful money of the United States of America at the principal executive offices of the Company or at such other place as the holder of this Note shall have designated to the undersigned in writing. The principal amount of this Note may be paid in whole or in part (in either case with any interest accrued through the date of payment) at any time or from time to time, prior to maturity, without penalty or charge for prepayment. All sums paid hereunder shall be applied first to any unpaid interest and then to the principal amount then outstanding.

     If service of the undersigned with the Company is terminated for any reason, with or without cause, the holder of this Note shall be entitled at its option to demand payment of the full principal amount of this Note then unpaid, together with all interest accrued thereon to the date of payment, by delivery to the undersigned of written demand. Not later than 30 days after delivery of such demand the undersigned shall pay the principal amount together with all accrued interest.

     The undersigned shall pay to the holder of this Note reasonable attorneys' fees and all costs and other expenses (including, without limitation, fees, costs and expenses of litigation) incurred by the holder in enforcing this Note. This Note is secured by a Security Agreement of even date herewith between the Company and the undersigned. The holder of this Note is entitled to the benefits of the Security Agreement and may enforce the agreements of the undersigned contained therein and exercise the remedies provided for thereby or otherwise available with respect to this Note.


BORROWER                                        BIOPOOL INTERNATIONAL, INC.


_____________________________________           ________________________________


Print name and Address:                         Its: ___________________________

                                   EXHIBIT "B"
                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT (the "Security Agreement") is made and entered into as of the ___ day of ______________, ____, between Biopool International, Inc., a Delaware corporation ("Lender") and ___________________ ("Debtor").

     A. Debtor has concurrently herewith purchased from Lender _____ shares of Lender's Stock (the "Stock") pursuant to that certain Stock Purchase Agreement, dated ________________, ____, between Lender and Debtor (the "Purchase Agreement") and has made payment therefor by delivery of Debtor's promissory note of even date herewith (the "Note").

     B. Debtor and Lender desire to have Debtor grant to Lender a security interest in the collateral described below as security for Debtor's performance of the terms and conditions of the Purchase Agreement, the Note and this Security Agreement.

     NOW, THEREFORE, on the basis of the above facts and in consideration of the mutual covenants and agreements set forth below, Lender and Debtor agree as follows:

                     SECTION 1: GRANT OF SECURITY INTEREST.

     As security for Debtor's full and faithful performance of each and all of its obligations and liabilities under the Note, and any and all modifications, extensions or renewals thereof, the Purchase Agreement and this Security
Agreement, Debtor hereby grants and assigns to Lender a continuing security interest in and to the Stock, and all stock dividends, cash dividends, liquidating dividends, new securities and all other property, moneys and rights to which Debtor may become entitled on account thereof (the "Collateral").

                  SECTION 2: PERFECTION OF SECURITY INTEREST.

     To perfect Lender's security interest in and lien on the Collateral, Debtor shall, upon the execution of this Agreement, immediately deliver to Lender, together with collateral instruments of transfer executed in blank, all certificates representing the Stock to be held by Lender until released pursuant to Section 6 hereof.

                              SECTION 3: DEFAULT.

     3.1 At the sole and exclusive option of Lender, upon an Event of Default (as defined in Section 3.2 below) Lender may exercise any or all of the rights and remedies of a secured party under the California Uniform Commercial Code, as amended from time to time. All rights and remedies of Lender shall be cumulative and may be exercised successively or concurrently and without impairment of Lender's interest in the Collateral.

     3.2 As used herein, an Event of Default ("Event of Default") shall mean any of the following:

           3.2.1 The failure of Debtor to perform any of its obligations under the Purchase Agreement, the Note or this Security Agreement; or

           3.2.2 Debtor becoming the subject of any case or action or order for relief under the Bankruptcy Reform Act of 1978; the filing by Debtor of a petition or answer to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debts, dissolution or liquidation law or statute, or the filing of any answer admitting the material allegations of a petition filed against Debtor in any proceeding under any such law or the taking of any action by Debtor for the purpose of effecting the foregoing; the appointment of a trustee, receiver or custodian of Debtor or any of Debtor's material assets or properties; Debtor making an assignment for the benefit of creditors; or the occurrence of any other act by Debtor or Debtor's creditors which Lender reasonably determines may jeopardize Debtor's ability to pay the Note or perform Debtor's obligations under the Purchase Agreement or this Security Agreement.

              SECTION 4: WARRANTIES AND REPRESENTATIONS OF DEBTOR.

     Debtor hereby represents and warrants that the Collateral is free and clear of any security interest, lien, restriction or encumbrance and that he has the full right and power to transfer the Collateral to Lender free and clear thereof and to enter into and carry out the Purchase Agreement, the Note and this Security Agreement.

                         SECTION 5: POWER OF ATTORNEY.

     Debtor hereby appoints Lender's Secretary as his true and lawful attorney-in-fact to transfer the Collateral or cause it to be transferred on Lender's books whenever Lender determines in its sole and absolute discretion that such transfer is necessary or advisable to protect its rights or interests under this Security Agreement.

                     SECTION 6: RELEASE OF THE COLLATERAL.

     Within five days following receipt by Lender of the unpaid principal amount of the Note from Debtor, Lender shall release from its security interest hereunder and deliver or cause to be delivered to Debtor the Stock.

                              SECTION 7: WAIVERS.

     No waiver by Lender of any breach or default by Debtor under the Purchase Agreement, the Note or this Security Agreement shall be deemed a waiver of any breach or default thereafter occurring, and the taking of any action by Lender shall not be deemed an election of that action in exclusion of any other action. The rights, privileges, remedies and options granted to Lender under this Security Agreement or under any applicable law shall be deemed cumulative and may be exercised successively or concurrently.

                         SECTION 8: GENERAL PROVISIONS.

     8.1 NOTICES. All notices, requests, demands or other communications under this Security Agreement shall be in writing and shall be given to parties hereto as follows:

           8.1.1 If to the Company, to:

                           Biopool International, Inc.
                           6025 Nicolle St.
                           Ventura, CA 93003

           8.1.2 If to Debtor, to the address set forth in the records of the Company, or such other address as may be furnished by either such party in writing to the other party hereto.

           8.1.3 Any such notice, request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid, or (ii) if given by any other means, when delivered at the address specified in this Paragraph 8.

     8.2 SUCCESSORS AND ASSIGNS. This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

     8.3 SEVERABILITY. Should any paragraph or any part of a paragraph within this Security Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other paragraph or part of a paragraph in this Security Agreement.

     8.4 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, AS SUCH LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

     8.5 ATTORNEYS' FEES. In the event that any action, suit or proceeding is instituted upon any breach of this Security Agreement, the prevailing party shall be paid by the other party thereto an amount equal to all of the prevailing party's costs and expenses, including attorneys' fees incurred in each and every such action, suit or proceeding (including any and all appeals or petitions therefrom). As used in this Agreement, "Attorneys' Fees" shall mean the full and actual cost of any legal services actually performed in connection with the matter involved calculated on the basis of the usual fee charged by the attorney performing such services and shall not be limited to "reasonable attorneys' fees" as defined in any statute or rule of court.

     8.6 ENTIRE AGREEMENT. The making, execution and delivery of this Security Agreement by the parties hereto have been induced by no representations, statements, warranties or agreements other than those herein expressed. This Security Agreement embodies the entire understanding of the parties and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof, unless expressly referred to by reference herein.

     8.7   MISCELLANEOUS.   Titles  and  captions  contained  in  this  Security
Agreement are inserted for convenience of reference only and do not constitute part of this Security Agreement for any other purpose.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Security Agreement as of the date first above written.


DEBTOR:                                      LENDER: BIOPOOL INTERNATIONAL, INC.


__________________________________           By: _______________________________
(Sign)

                                             Its: ______________________________
__________________________________
(Please print name and address)

                                   EXHIBIT "C"
                                STOCK ASSIGNMENT
                            SEPARATE FROM CERTIFICATE


     For Value  Received,  _________________________________  ("Holder")  hereby sells,  assigns and transfers unto  ___________  _______________________________
(________) shares (the "Shares") of the Stock of Biopool International, Inc., a Delaware corporation (the "Company"), held of record by Holder and represented by Certificate No. ______, and hereby irrevocably constitutes and appoints as Holder's attorney to transfer the Shares on the books of the Company, with full power of substitution in the premises.

     THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ANY ALTERATION OR ADDITION OR ANY OTHER CHANGE.

Dated ________________________

                                           _____________________________________
                                                    (Signature of Holder)


                                           _____________________________________


                                           _____________________________________
                                                (Please print name and address)


SIGNATURE GUARANTEED BY:
(Holder's signature must be guaranteed by a
bank, a trust company or a brokerage firm):


__________________________________________


__________________________________________

                                LETTER REGARDING
                     FEDERAL AND CALIFORNIA TAX CONSEQUENCES

                                                   Biopool International, Inc.
                                                   6025 Nicolle St.
                                                   Ventura, CA 93003


[Purchaser]


Dear  ______________________________:

     This letter is to notify you of certain federal and California income tax consequences to you as a result of your purchase of shares (the "Shares") of Common Stock ($.001 par value) of Biopool International, Inc. (the "Company") pursuant to the Stock Purchase Agreement dated __________, ____ between you and the Company.

     The conclusion of this letter is that, if the purchase price for the Shares equals their fair market value on the date you sign the Stock Purchase Agreement, you should send copies of the attached form (the "Section 83 Form") relating to Section 83 ("Section 83") of the Internal Revenue Code of 1986 (the "Internal Revenue Code"), to the Internal Revenue Service and the Company, not later than 30 days after the date of the Stock Purchase Agreement. If the purchase price for the Shares is less than their fair market value on the date you sign the Stock Purchase Agreement, you should consider carefully whether or not you should file the Section 83 Form within 30 days after you sign the Stock Purchase Agreement.

FEDERAL INCOME TAX CONSEQUENCES

     Certain federal income tax consequences to you in connection with your purchase of the Shares are determined in accordance with Section 83.

     SECTION 83(A). Under Section 83(a), a person to whom property is transferred in connection with the performance of services ("Section 83 property") must recognize ordinary income in the year the property is transferred in an amount equal to the fair market value of the Section 83 property at the time it is transferred less the amount, if any, paid for the
Section 83 property, UNLESS the Section 83 property is not transferable and is subject to a substantial risk of forfeiture (collectively, a "Restriction on Transfer"). If there is a Restriction on Transfer, then the person acquiring
Section 83 property will not recognize income until the Restriction on Transfer lapses (unless a Section 83(b) election is made - see below), at which time the person must recognize as ordinary income the fair market value of the Section 83 property AT THAT TIME less the amount, if any, paid for the Section 83 property.

     Your purchase of the Shares probably constitutes a transfer of Section 83 property. Further, the Stock Purchase Agreement provides that, if you cease to be employed by the Company for any reason, the Company must repurchase from you and you must sell to the Company all Non-Vested Shares (as defined in the Stock Purchase Agreement) for an amount which may be less than their fair market value. Under Regulations promulgated under Section 83, these provisions probably constitute a Restriction on Transfer over your Non-Vested Shares. Thus, under Section 83(a), you would not be required to recognize any income as a result of your purchase of the Shares until they vest; when they vest, you would be required under Section 83(a) to recognize as ordinary income the excess, if any, of the fair market value of the Shares (as of the day they vest) over the price you paid for those Shares under the Stock Purchase Agreement. If the price of the Company's Common Stock ($.001 par value) is greater when the Shares vest than when you purchased them, you could have a substantial tax liability in connection with your purchase of the Shares when they vest.

     SECTION 83(B) ELECTION. Section 83(b) provides an alternative method for taxing Section 83 property. Under Section 83(b), a person may elect to recognize ordinary income in the year Section 83 property is transferred to him or her, rather then waiting until it vests. Thus, if you make a Section 83(b) election, you will be required to recognize as ordinary income in the year you purchase the Shares the difference, if any, between the fair market value of the Shares on the date you sign the Stock Purchase Agreement and the purchase price you pay for the Shares. For example, , if you make the Section 83(b) election and you paid a purchase price for the Shares equal to their fair market value, you will not pay any taxes in the year of the purchase in connection with your purchase of the Shares. On the other hand, if you make the Section 83(b) election and the purchase price of the Shares is less than their fair market value on the date you sign the Stock Purchase Agreement, you will be required to pay taxes on the difference between those amounts in the year of the purchase. In either case, however, if you make the Section 83(b) election, you will not be required to recognize any income when the Shares vest.

     To make the Section 83(b) election, you must file the Section 83 Form with both the Company and the Internal Revenue Service office where you file federal income tax returns. YOU MUST FILE THE SECTION 83(B) FORM WITHIN 30 DAYS AFTER YOU SIGN THE STOCK PURCHASE AGREEMENT. In addition, you must attach a copy of the Section 83(b) Form to your income tax return that covers the year in which you filed the Form.

     SALE OF SECTION 83 PROPERTY. If a person sells Section 83 property after the Restriction on Transfer lapses (or after making a Section 83(b) election), he or she will recognize taxable gain or loss equal to the difference between the amount realized upon the sale of the Section 83 property and the person's "adjusted basis" for the Section 83 property. The person's adjusted basis for the Section 83 property will be (i) the amount paid for the Section 83 property plus (ii) any amount which the person has included in gross income pursuant to the Section 83(b) election. Thus, upon sale, you will recognize taxable gain or loss equal to the difference between the sale price of the Shares and your adjusted basis for the Shares.

     In general, the gain or loss you recognize will be capital gain or loss if the following "Capital Gain Requirements" are met: (i) the Section 83 property is a capital asset and (ii) the Section 83 property is held for more than 12 months from either the date the Restrictions on Transfer lapse or, if a Section 83(b) election is made, the date the Section 83 property is acquired. Thus, as the Shares are probably a capital asset in your hands, you will recognize capital gain or loss upon their sale if you hold them for more than 12 months from either the date they vest or, if you make the Section 83(b) election, from the date you sign the Stock Purchase Agreement.

     FORFEITURE OF SECTION 83 PROPERTY. If a person's interest in Section 83 property is forfeited, the person will recognize gain or loss equal to the difference between the amount realized upon forfeiture and the amount paid for the Section 83 property. In your case, if your employment with the Company is terminated before all of the Shares have vested, the Company is obligated to repurchase from you, and you are obligated to sell to the Company, any Non-Vested Shares at the price you paid for them. As there would be no difference between the amount realized upon forfeiture and the amount paid for the Shares, you would not be required to recognize any gain or loss at that time. However, UPON FORFEITURE, YOU WOULD NOT BE ABLE TO RECOUP ANY TAXES YOU PAY PURSUANT TO A SECTION 83(B) ELECTION.

CALIFORNIA INCOME TAX CONSEQUENCES.

     The California income tax consequences to you in connection with your purchase of the Shares are identical to the federal income tax consequences. To make the Section 83(b) election in California, you must file the Section 83(b) Form with the Internal Revenue Service, as described above; there are no extra filing requirements for making the Section 83(b) election in California.

     If you have any questions concerning the tax consequences described in this letter, please feel free to call me.

                                   Sincerely,

                                   BIOPOOL INTERNATIONAL, INC.

                                   By:   _______________________________________

                                   Its:   ______________________________________

                     ELECTION TO INCLUDE IN GROSS INCOME IN
                   YEAR OF TRANSFER PURSUANT TO SECTION 83(B)
                          OF THE INTERNAL REVENUE CODE


     The  undersigned  hereby makes an election  pursuant to the  provisions  of
Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations of the Commissioner of Internal Revenue promulgated thereunder, with respect to the Section 83 property described below, and supplies the following information in connection with that election:

     1. The name, address, taxable year and taxpayer identification number of the undersigned are:

                  Name         ____________________________


                  Address      _________________________________________

                               _________________________________________

                               _________________________________________



                  Taxable Year _______       Taxpayer I.D. No.______________


     2. The description of the Section 83 property with respect to which the undersigned is making the election is as follows:


          _______________ (_____) shares (the "Subject Shares") of the Common Stock ($.001 par value) of Biopool International, Inc., a Delaware corporation (the "Company").


     3. The date upon which the Subject Shares were transferred to, and acquired by, the undersigned was _______________, ____.

     4. The Subject Shares are subject to restrictions under a ___________ vesting period. If the undersigned's employment terminates, the Company is obligated to purchase and the undersigned is obligated to sell to the Company all Subject Shares that are not vested for a purchase price, which in certain circumstances may be less than the fair market value of the Subject Shares.

     5. The fair market value of the Subject Shares at the time of the transfer to, and acquisition by, the undersigned (determined without regard to any restrictions other than restrictions which by their terms will never lapse) was $_____ per share.

     6. The amount paid by the undersigned for the Subject Shares was $____ per share.

     7.   The undersigned has furnished a copy of this election to the Company.



Dated:   ___________________________

                                             ___________________________________
                                                          (Signature)

Make 4 copies

          (1) IRS (to be filed at the IRS where you ordinarily file your returns) within 30 days of the purchase
          (1)   IRS (to be filed with your income tax return)
          (1)   Biopool International, Inc.
          (1)   Copy for purchaser